MET INVESTORS SERIES TRUST

        SUPPLEMENT DATED FEBRUARY 22, 2005 TO PROSPECTUS DATED MAY 1, 2004

       This Supplement is made as of February 22, 2005 to the Prospectus of Met Investors Series Trust (the "Trust") dated May 1, 2004.

       On February 16, 2005, the Board of Trustees of the Trust approved a proposal to reorganize Money Market Portfolio, a series of the Trust, into BlackRock Money Market Portfolio, a series of Metropolitan Series Fund, Inc. The investment objective, strategies and risks of BlackRock Money Market Portfolio are substantially similar to those of Money Market Portfolio. If the shareholders of Money Market Portfolio approve the proposal, Money Market Portfolio will liquidate by transferring all of its assets to BlackRock Money Market Portfolio. Shareholders of Money Market Portfolio will receive either Class A or Class B shares of BlackRock Money Market Portfolio equal in value to their shares of Money Market Portfolio as of the date of the reorganization, which is proposed to take place on or about April 29, 2005. Shareholders of record of Money Market Portfolio as of February 28, 2005 are scheduled to vote on the proposal at a special meeting of shareholders to be held on April 27, 2005. Shareholders of Money Market Portfolio will be mailed information detailing the proposal on or about March 22, 2005.



Date:  February 22, 2005